UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2026

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14th Street Denver, Colorado	80202
(Address of registrant’s principal executive offices)	(Zip Code)
Registrants’ telephone number, including area code: (720)
888-1000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, no-par value per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Supplemental Indentures
On April 30, 2026, Lumen Technologies, Inc., a Louisiana corporation (“Lumen”), entered into supplemental indentures (the “Supplemental Indentures”) to (a) the indenture, dated as of June 30, 2025, by and among, Level 3 Financing, Inc. (“Level 3”), as issuer, Level 3 Parent, LLC (“Level 3 Parent”), as a guarantor, the other guarantors party thereto, U.S. Bank Trust Company, National Association (the “Trustee”), as trustee, and Wilmington Trust, National Association (the “Collateral Agent”), as collateral agent, relating to the 6.875% first lien notes due 2033 of Level 3 and (b) the indenture, dated as of August 18, 2025, by and among Level 3, Level 3 Parent, the other guarantors party thereto, the Trustee, and the Collateral Agent, relating to the 7.000% first lien notes due 2034 of Level 3 (collectively, the “1L Indentures”). Pursuant to the Supplemental Indentures, Lumen provided unconditional guarantees on a senior unsecured basis of Level 3’s obligations under the 1L Indentures (together with the Lumen guarantee described below under “Credit Agreement”, the “Lumen Guarantees”) on the terms and conditions set forth in the 1L Indentures, subject to release as provided therein.
The foregoing summaries of the Supplemental Indentures do not purport to be complete and are qualified in their entirety by reference to the full text of the Supplemental Indentures, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form
8-K
and incorporated herein by reference.
Credit Agreement
On April 30, 2026, Lumen entered into the Lumen Parent Guarantee Agreement (the “Guarantee Agreement”), by and among Lumen, Level 3, as borrower, and Wilmington Trust, National Association, as administrative agent, pursuant to which Lumen provided an unconditional guarantee on a senior unsecured basis of Level 3’s obligations under the credit facilities created pursuant to its Credit Agreement, dated March 22, 2024 (as amended, restated, amended and restated or otherwise modified, the “Credit Agreement”) by and among Level 3, as borrower, Level 3 Parent, as guarantor, Wilmington Trust, National Association, as administrative agent and collateral agent, and the lenders from time to time party thereto.
The foregoing summary of the Guarantee Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Guarantee Agreement, which is filed as Exhibit 10.3 to this Current Report on Form
8-K
and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance
Sheet Arrangement of a Registrant.
The information in Item 1.01 of this Form
8-K
is hereby incorporated by reference into this Item 2.03.

Item 8.01 Other Events.
The information in Item 1.01 of this Form
8-K
is hereby incorporated by reference into this Item 8.01.
The Lumen Guarantees were entered into to simplify Lumen and its subsidiaries’ reporting obligations. As a resu lt,
Level 3 Parent will no longer file reports with the Securities and Exchange Commission. Level 3 will instead satisfy its reporting obligations under the 1L Indentures, the indentures governing its senior unsecured notes and the Credit Agreement by furnishing Lumen’s Securities Exchange Act of 1934, as amended (“Exchange Act”) filings, which, in the case of Lumen’s Exchange Act filings on Form
10-K
and Form
10-Q,
will include certain summary financial information of Level 3 Parent on a consolidated basis.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished with the above-described Current Report on Form
8-K:

Exhibit No.	Description

10.1	First Supplemental Indenture, dated as of April 30, 2026, among Lumen Technologies, Inc., Level 3 Parent, LLC and the other guarantors party thereto, Level 3 Financing, Inc., as issuer, and U.S. Bank Trust Company, National Association, as trustee, and Wilmington Trust, National Association, as collateral agent, relating to the 6.875% First Lien Notes due 2033.

10.2	First Supplemental Indenture, dated as of April 30, 2026, among Lumen Technologies, Inc., Level 3 Parent, LLC and the other guarantors party thereto, Level 3 Financing, Inc., as issuer, and U.S. Bank Trust Company, National Association, as trustee, and Wilmington Trust, National Association, as collateral agent, relating to the 7.000% First Lien Notes due 2034.

10.3	Lumen Parent Guarantee Agreement, dated as of April 30, 2026, by and among Lumen Technologies, Inc., Level 3 Financing, Inc., as borrower, and Wilmington Trust, National Association, as administrative agent.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Level 3 Parent,
LLC
have duly caused this Current Report on Form
8-K
to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

	By:	/s/ Chris Stansbury
Chris Stansbury
President and Chief Financial Officer

LEVEL 3 PARENT, LLC

Dated: April 30, 2026	By:	/s/ Chris Stansbury
Chris Stansbury
President and Chief Financial Officer

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